UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 5, 2009
Date of Report (Date of earliest event reported)

PEAPACK-GLADSTONE FINANCIAL CORPORATION
(Exact name of Registrant as Specified in its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-16197	22-3537895
(Commission File Number)	(IRS Employer Identification No.)

158 Route 206, Peapack-Gladstone, New Jersey 07934
(Address of principal executive offices)

(908) 234-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02             Results of Operations and Financial Condition.

On February 5, 2009, Peapack-Gladstone Financial Corporation (the “Corporation”) issued a press release reporting earnings and other financial results for its fourth quarter of 2008, which ended December 31, 2008. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference in its entirety.

The press release attached hereto as Exhibit 99.1 contains certain non-GAAP financial measures which exclude the effect of impairment charges taken by the Corporation in the fourth quarter of 2008.  The Corporation believes that the disclosure of such non-GAAP financial measures is useful to investors because it provides the investor a comparison of the Corporation’s fourth quarter 2008 and year-end core earnings and results of operations against the Corporation’s earnings and results of operations for prior periods during which the Corporation did not incur a large impairment charge.

The information disclosed under this Item 2.02, including Exhibit 99.1, shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01             Financial Statements and Exhibits.

(d)	Exhibits.
		Exhibit No.	Title
		99.1	Press Release dated February 5, 2009.

 The press release disclosed in this Item 9.01 as Exhibit 99.1 shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: February 6, 2009	By:	/s/ Arthur F. Birmingham
Arthur F. Birmingham
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title
99.1	Press Release dated February 5, 2009.